   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 4, 1996
                                                      REGISTRATION NO. 333-11805
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------

                           POST EFFECTIVE AMENDMENT

                                    NO. 1 TO

                                    FORM S-2

                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933
                         ------------------------------

                           EVERGREEN RESOURCES, INC.

               (Exact name of registrant as specified in charter)

                COLORADO                                       84-0834147
    (State or other jurisdiction of                         (I.R.S. Employer
     incorporation or organization)                          Identification
                                                                 Number)

                    1000 WRITER SQUARE, 1512 LARIMER STREET
                             DENVER, COLORADO 80202

                                 (303) 534-0400

         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                          JAMES S. WILLIAMS, CHAIRMAN
                    1000 WRITER SQUARE, 1512 LARIMER STREET
                             DENVER, COLORADO 80202

                                 (303) 534-0400

          (Name and address, including zip code, and telephone number, including area code, of agent for service)
                         ------------------------------

                        COPIES OF ALL COMMUNICATIONS TO:

         JOHN B. WILLS, ESQ.                       JOHN J. HALLE, ESQ.
        410 SEVENTEENTH STREET                   KURT E. SCHEUERMAN, ESQ.
              SUITE 1940                             STOEL RIVES LLP
        DENVER, COLORADO 80202                     900 SW FIFTH AVENUE
            (303) 628-0747                     PORTLAND, OREGON 97204-1268
         (303) 592-1846 (FAX)                         (503) 224-3380
                                                   (503) 220-2480 (FAX)

                         ------------------------------

          APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC:
   AS SOON AS PRACTICABLE AFTER EFFECTIVE DATE OF THIS REGISTRATION STATEMENT
                         ------------------------------

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box: / /

    If the Registrant elects to deliver its latest Annual Report to security holders or a complete and legible facsimile thereof pursuant to Item 11(a)(1) of this Form, check the following box: / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. / /

    If delivery of the Prospectus is expected to be made pursuant to Rule 434, please check the following box: / /
                         ------------------------------
                        CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                                                                         PROPOSED MAXIMUM    PROPOSED MAXIMUM
         TITLE OF EACH CLASS OF          AMOUNT TO     OFFERING PRICE        AGGREGATE           AMOUNT OF
       SECURITIES TO BE REGISTERED     BE REGISTERED     PER SHARE(1)     OFFERING PRICE(1)    REGISTRATION FEE
--------------------------------------------------------------------------------------------------------------
                                         2,300,000
Common Stock, No Par Value.........      Shares (2)        $6.4375           $14,806,250          $5,105.60
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

(1) Estimated solely for calculation of the amount of the registration fee calculated pursuant to Rule 457(c) as of September 9, 1996.

(2) Includes 300,000 shares to cover over-allotments, if any.
                         ------------------------------

    The Exhibit Index appears on Page II-9 of the sequentially numbered pages of this Registration Statement. This Registration Statement, including exhibits contains 168 pages.

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

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

     Pursuant to Item 17(4) of Part II the purpose of this Post Effective Amendment No. 1 to the Registration Statement is to deregister 300,000 shares of the Registrant's Common Stock. These shares were registered the initial offering pursuant to the Representative's over-allotment option. The Representative did not exercise its option and the 300,000 reserved for such purpose were unsold.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S2 and has duly caused this Post Effective Amendment No 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado on December 5, 1996.

                                EVERGREEN RESOURCES, INC.

                                By:              /s/ MARK S. SEXTON
                                     -----------------------------------------
                                         Mark S. Sexton, President and CEO

                                By:             /s/ KEVIN R. COLLINS
                                     -----------------------------------------
                                         Kevin R. Collins, Vice President,
                                         Treasurer and Principal Financial
                                       Officer, Principal Accounting Officer

    Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

             NAME                         TITLE                    DATE
------------------------------  --------------------------  -------------------

     /s/ ALAIN BLANCHARD
------------------------------  Director                      December 5, 1996
       Alain Blanchard

    /s/ DENNIS R. CARLTON
------------------------------  Director                      December 5, 1996
      Dennis R. Carlton

    /s/ LARRY D. ESTRIDGE
------------------------------  Director                      December 5, 1996
      Larry D. Estridge

     /s/ JOHN J. RYAN III
------------------------------  Director                      December 5, 1996
       John J. Ryan III

      /s/ MARK S. SEXTON
------------------------------  Director                      December 5, 1996
        Mark S. Sexton

    /s/ SCOTT D. SHEFFIELD
------------------------------  Director                      December 5, 1996
      Scott D. Sheffield

    /s/ JAMES S. WILLIAMS
------------------------------  Director                      December 5, 1996
      James S. Williams

                                      II-8